Loans Receivable and Allowance for Loan Losses	12 Months Ended
Dec. 31, 2012
Loans Receivable and Allowance for Loan Losses [Abstract]
Loans Receivable and Allowance for Loan Losses

Note 6 - Loans Receivable and Allowance for Loan Losses

The following table presents the recorded investment in loans receivable at December 31, 2012 and December 31, 2011 by segment and class.

	December 31, 2012	December 31, 2011
	(In Thousands)
Real estate mortgage:
Residential	$202,926	$218,085
Commercial and multi-family	588,268	472,424
Construction	23,310	17,000
	814,504	707,509
Commercial:
Business loans	20,415	30,290
Lines of credit	39,253	44,283
	59,668	74,573
Consumer:
Passbook or certificate	736	809
Home equity lines of credit	17,841	18,923
Home equity	42,552	50,152
Automobile	37	103
Personal	567	301
	61,733	70,288
Deposit overdrafts	294	95
Total Loans	936,199	852,465

Deferred loan fees, net	(1,535)	(1,193)
Allowance for loan losses	(12,363)	(10,509)
	(13,898)	(11,702)
Net Loans	$922,301	$840,763

At December 31, 2012 and 2011, loans serviced by the Bank for the benefit of others, which consist of participation interests in loans originated by the Bank, totaled approximately $11.6 million and $6.3 million, respectively.

Note 6 - Loans Receivable and Allowance for Loan Losses (Continued)

The following table presents unpaid principal balance and the related recorded investment in loans acquired via acquisitions of other companies included in our Consolidated Statements of Financial Condition.

	December 31,	December 31,
	2012	2011
	(In Thousands)	(In Thousands)
Unpaid principal balance	$330,090	$410,057
Recorded investment	326,717	405,951

The following table presents changes in the accretable discount on loans acquired during the periods indicated:

	December 31,
	2012	2011	2010
	(In Thousands)	(In Thousands)	(In Thousands)
Beginning Balance	$180,722	$205,491	$-
Acquisitions	-	17,318	229,805
Accretion	(44,513)	(42,087)	(24,314)
Ending Balance	$136,209	$180,722	$205,491

No interest income is being recognized on loans acquired where the fair value of the loan was based on the cash flows expected to be received from the foreclosure and sale of the underlying collateral. The carrying value of these loans at December 31, 2012, December 31, 2011, and December 31, 2010 was $6.4 million,  $13.3 million, and $11.7 million, respectively.

Note 6 - Loans Receivable and Allowance for Loan Losses (Continued)

The Bank grants loans to its officers and directors and to their associates.  Related party loans are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and do not involve more than normal risk of collectibility.  The activity with respect to loans to directors, officers and associates of such persons, is as follows:

	Years Ended December 31,
	2012	2011

	(In Thousands)

Balance – beginning	$8,509	$7,270
Loans originated	400	613
Changes in related party status	-	1,105
Collections of principal	(854)	(479)

Balance - ending	$8,055	$8,509

Allowance for Loan Losses

Management reviews the adequacy of the allowance on at least a quarterly basis to ensure that the provision for loan losses has been charged against earnings in an amount necessary to maintain the allowance at a level that is adequate based on management’s assessment of probable estimated losses.  The Company’s methodology for assessing the adequacy of the allowance for loan losses consists of several key elements.  These elements include a general allocated reserve for impaired loans, a specific reserve for impaired loans and an unallocated portion.

The Company consistently applies the following comprehensive methodology.  During the quarterly review of the allowance for loan losses, the Company considers a variety of factors that include:

·	General economic conditions.

·	Trends in charge-offs.

·	Trends and levels of delinquent loans.

·	Trends and levels of non-performing loans, including loans over 90 days delinquent.

·	Trends in volume and terms of loans.

·	Levels of allowance for specific classified loans.

·	Credit concentrations.

The methodology includes the segregation of the loan portfolio into two divisions.  Loans that are performing and loans that are impaired. Loans which are performing are evaluated homogeneously by loan class or loan type. The allowance of performing loans is evaluated based on historical loan experience, including consideration of peer loss analysis, with an adjustment for qualitative factors due to economic conditions in the market. Impaired loans are loans which are more than 90 days delinquent or troubled debt restructured.  These loans are individually evaluated for loan loss either by current appraisal, estimated economic factor, or net present value. Management reviews the overall estimate for feasibility and bases the loan loss provision accordingly.

The loan portfolio is segmented into the following loan classes, where the risk level for each class is analyzed when determining the allowance for loan losses:

Residential single family real estate loans involve certain risks such as interest rate risk and risk of non-repayment. Adjustable-rate residential family real estate loans decreases the interest rate risk to the Bank that is associated with changes in interest rates but involve other risks, primarily because as interest rates rise, the payment by the borrower rises to the extent permitted by the terms of the loan, thereby increasing the potential for default. At the same time, the marketability of the underlying property may be adversely affected by higher interest rates. Repayment risk may be affected by a number of factors including, but not necessarily limited to, job loss, divorce, illness and personal bankruptcy of the borrower.

Note 6 - Loans Receivable and Allowance for Loan Losses (Continued)

          Construction lending is generally considered to involve a high risk due to the concentration of principal in a limited number of loans and borrowers and the effects of the general economic conditions on developers and builders. Moreover, a construction loan can involve additional risks because of the inherent difficulty in estimating both a property’s value at completion of the project and the estimated cost (including interest) of the project. The nature of these loans is such that they are generally difficult to evaluate and monitor. In addition, speculative construction loans to a builder are not necessarily pre-sold and thus pose a greater potential risk to the Bank than construction loans to individuals on their personal residence.

Commercial and multi-family real estate lending entails significant additional risks as compared with residential family property lending. Such loans typically involve large loan balances to single borrowers or groups of related borrowers. The payment experience on such loans is typically dependent on the successful operation of the real estate project. The success of such projects is sensitive to changes in supply and demand conditions in the market for commercial real estate as well as economic conditions generally.

Commercial business lending, including lines of credit, is generally considered higher risk due to the concentration of principal in a limited number of loans and borrowers and the effects of general economic conditions on the business. Commercial business loans are primarily secured by inventories and other business assets. In most cases, any repossessed collateral for a defaulted commercial business loans will not provide an adequate source of repayment of the outstanding loan balance.

Home equity lending entails certain risks such as interest rate risk and risk of non-repayment. The marketability of the underlying property may be adversely affected by higher interest rates, decreasing the collateral securing the loan. Repayment risk can be affected by job loss, divorce, illness and personal bankruptcy of the borrower. Home equity line of credit lending entails securing an equity interest in the borrower’s home. In many cases, the Bank’s position in these loans is as a junior lien holder to another institution’s superior lien. This type of lending is often priced on an adjustable rate basis with the rate set at or above a predefined index. Adjustable-rate loans decreases the interest rate risk to the Bank that is associated with changes in interest rates but involve other risks, primarily because as interest rates rise, the payment by the borrower rises to the extent permitted by the terms of the loan, thereby increasing the potential for default.

Other consumer loans generally have more credit risk because of the type and nature of the collateral and, in certain cases, the absence of collateral. Consumer loans generally have shorter terms and higher interest rates than other lending. In addition, consumer lending collections are dependent on the borrower’s continuing financial stability, and thus are more likely to be adversely effected by job loss, divorce, illness and personal bankruptcy. In most cases, any repossessed collateral for a defaulted consumer loan will not provide an adequate source of repayment of the outstanding loan.

The Company also maintains an unallocated allowance.  The unallocated allowance is used to cover any factors or conditions which may cause a potential loan loss but are not specifically identifiable.  It is prudent to maintain an unallocated portion of the allowance because no matter how detailed an analysis of potential loan losses is performed, these estimates lack some element of precision.  Management must make estimates using assumptions and information that is often subjective and changing rapidly.

Classified Assets.  Our policies provide for a classification system for problem assets.  Under this classification system, problem assets are classified as “substandard,” “doubtful,” “loss” or “special mention.”  An asset is considered substandard if it is inadequately protected by its current net worth and paying capacity of the borrower or of the collateral pledged, if any. Substandard assets include those characterized by the “distinct possibility” that “some loss” will be sustained if the deficiencies are not corrected.  Assets classified as doubtful have all the weaknesses inherent in those classified substandard with the added characteristic that the weakness present makes “collection or liquidation in full” on the basis of currently existing facts, conditions, and values, “highly questionable and improbable.”  Assets classified as loss are those considered “uncollectible” and of such little value that their continuance as assets without the establishment of a specific loss reserve is not warranted, and the loan, or a portion thereof, is charged-off.  Assets may be designated special mention because of potential weaknesses that do not currently warrant classification in one of the aforementioned categories.

When we classify problem assets, we may establish general allowances for loan losses in an amount deemed prudent by management.  General allowances represent loss allowances which have been established to recognize the inherent risk associated with lending activities, but which, unlike specific allowances, have not been allocated to particular problem assets. A portion of general loss allowances established to cover possible losses related to assets classified as substandard or doubtful may be included in determining our regulatory capital. Specific valuation allowances for loan losses generally do not qualify as regulatory capital. As of December 31, 2012, we had $5.7 million in assets classified as doubtful, of which $5.7 million were classified as impaired, $22.2 million in assets classified as substandard, of which $18.6 million were classified as impaired and $25.1 million in assets classified as special mention, of which $17.3 million were classified as impaired. The loans classified as substandard represent primarily commercial loans secured either by residential real estate, commercial real estate or heavy equipment.  The loans that have been classified substandard were classified as such primarily because either updated financial information has not been timely provided, or the collateral underlying the loan is in the process of being revalued.  As a result of Hurricane Sandy, our levels of classified assets are expected to remain elevated through at least the first half of 2013. As of December 31, 2011, we had $576,000  in assets classified as loss, all of which is considered impaired, $7.1 million in assets classified as doubtful, of which $4.3 million was classified as impaired, $36.5 million in assets classified as substandard, of which $24.3 million was classified as impaired and $28.2 million in assets classified as special mention, of which $15.5 million was classified as impaired. The loans classified as substandard represent primarily commercial loans secured either by residential real estate, commercial real estate or heavy equipment.  The loans that have been classified substandard were classified as such primarily because either updated financial information has not been timely provided, or the collateral underlying the loan is in the process of being revalued.

The Company’s internal credit risk grades are based on the definitions currently utilized by the banking regulatory agencies.  The grades assigned and definitions are as follows, and loans graded excellent, above average, good and watch list (risk ratings 1-4) are treated as “pass” for grading purposes:

5 – Special Mention- Loans currently performing but with potential weaknesses including adverse trends in borrower’s operations, credit quality, financial strength, or possible collateral deficiency.

6 – Substandard- Loans that are inadequately protected by current sound             worth, paying capacity, and collateral support.  Loans on “nonaccrual” status.  The loan needs special and corrective attention.

7 – Doubtful- Weaknesses in credit quality and collateral support make full collection improbable, but pending reasonable factors remain sufficient to defer the loss status.

8 – Loss- Continuance as a bankable asset is not warranted. However, this does not preclude future attempts at partial recovery.

Note 6 - Loans Receivable and Allowance for Loan Losses (Continued)

The following table sets forth the activity in the Bank’s allowance for loan losses for the year ended December 31, 2012 and recorded investment in loans receivable at December 31, 2012. The table also details the amount of total loans receivable, that are evaluated individually, and collectively, for impairment, and the related portion of the allowance for loan losses that is allocated to each loan class (In Thousands):

		Commercial &		Commercial	Home
	Residential	Multi-family	Construction	Business (1)	equity (2)	Consumer	Unallocated	Total
Allowance for credit losses:

Beginning balance
	$2,679	$5,798	$304	$1,041	$677	$10	$-	$10,509

Charge-offs	$793	$1,360	$292	$612	$24	$-	$-	$3,081
Recoveries	$-	$35	$-	$-	$-	$-	$-	$35
Provisions	$81	$3,578	$947	$391	$(178)	$49	$32	$4,900

Ending balance	$1,967	$8,051	$959	$820	$475	$59	$32	$12,363

Ending balance: individually evaluated for impairment	$392	$1,061	$96	$353	$113	$-	$-	$2,015

Ending balance: collectively evaluated for impairment	$1,470	$6,990	$863	$467	$362	$59	$32	$10,243

Ending balance: loans acquired with deteriorated credit quality	$105	$-	$-	$-	$-	$-	$-	$105

Loans receivables:

Ending balance	$202,926	$588,268	$23,310	$59,668	$60,393	$1,634	$-	$936,199

Ending balance: individually evaluated for impairment	$13,785	$27,030	$130	$3,928	$2,697	$-	$-	$47,570

Ending balance: collectively evaluated for impairment	$186,205	$557,795	$23,180	$55,499	$57,556	$1,634	$-	$881,869

Ending balance: loans acquired with deteriorated credit quality	$2,936	$3,443	$-	$241	$140	$-	$-	$6,760

__________

(1) Includes business lines of credit.

(2) Includes home equity lines of credit.

Note 6 - Loans Receivable and Allowance for Loan Losses (Continued)

The following table sets forth the activity in the Bank’s allowance for loan losses for the year ended December 31, 2011 and recorded investment in loans receivable at December 31, 2011. The table also details the amount of total loans receivable, that are evaluated individually, and collectively, for impairment, and the related portion of the allowance for loan losses that is allocated to each loan class (In Thousands):

		Commerical		Commercial	Home
	Residential	& Multi-family	Construction	Business (1)	equity (2)	Consumer	Unallocated	Total
Allowance for credit losses:

Beginning balance
	$171	$6,179	$426	$1,286	$204	$18	$133	$8,417

Charge-offs	$122	$1,173	$687	$24	$-	$27	$-	$2,033
Recoveries	$-	$25	$-	$-	$-	$-	$-	$25
Provisions	$2,630	$767	$565	$(221)	$473	$19	$(133)	$4,100

Ending balance	$2,679	$5,798	$304	$1,041	$677	$10	$-	$10,509

Ending balance: individually evaluated for impairment	$550	$2,674	$-	$95	$72	$-	$-	$3,391

Ending balance: collectively evaluated for impairment	$1,548	$2,654	$189	$792	$572	$10	$-	$5,765

Ending balance: loans acquired with deteriorated credit quality	$581	$470	$115	$154	$33	$-	$-	$1,353

Loans receivables:

Ending balance	$218,085	$472,424	$17,000	$74,573	$69,075	$1,308	$-	$852,465

Ending balance: individually evaluated for impairment	$14,006	$39,461	$1,513	$4,307	$1,850	$-	$-	$61,137

Ending balance: collectively evaluated for impairment	$194,862	$429,355	$13,236	$70,012	$66,613	$1,308	$-	$775,386

Ending balance: loans acquired with deteriorated credit quality	$9,217	$3,608	$2,251	$254	$612	$-	$-	$15,942

__________

(1) Includes business lines of credit.

(2) Includes home equity lines of credit.

Note 6 - Loans Receivable and Allowance for Loan Losses (Continued)

The following table sets forth the Bank’s allowance for credit losses and recorded investment in financing receivables for the year ended December 31, 2010. The following table also details the amount of total loans receivable, that are evaluated individually, and collectively, for impairment, and the related portion of the allowance for loan losses that is allocated to each loan type (In Thousands):

		Commerical		Commercial	Home
	Residential	& Multi-family	Construction	Business (1)	equity (2)	Consumer	Unallocated	Total
Allowance for credit losses:

Ending balance	$171	$6,179	$426	$1,286	$204	$18	$133	$8,417

Ending balance: individually evaluated for impairment	$-	$1,656	$-	$449	$2	$-	$-	$2,107

Ending balance: collectively evaluated for impairment	$171	$4,523	$426	$837	$202	$18	$133	$6,310

Ending balance: loans acquired with deteriorated credit quality	$-	$-	$-	$-	$-	$-	$-	$-

Loans receivables:

Ending balance	$234,435	$410,212	$17,848	$54,160	$63,603	$1,816	$-	$782,074

Ending balance: individually evaluated for impairment	$89	$27,422	$2,910	$2,809	$372	$-	$-	$33,602

Ending balance: collectively evaluated for impairment	$219,795	$379,907	$14,938	$51,275	$63,231	$1,816	$-	$730,962

Ending balance: loans acquired with deteriorated credit quality	$14,551	$2,883	$-	$76	$-	$-	$-	$17,510

__________

(1) Includes business lines of credit.

(2) Includes home equity lines of credit.

Note 6 - Loans Receivable and Allowance for Loan Losses (Continued)

The following table sets forth the activity in the Bank’s allowance for credit losses for the year ended December 31, 2010 (In Thousands):

Year Ended December 31,
2010

Balance at beginning of period	$6,644

Charge-offs	689

Recoveries	12
Net charge-offs	677
Provisions charged to operations	2,450
Ending balance	$8,417

Note 6 - Loans Receivable and Allowance for Loan Losses (Continued)

The table below sets forth the amounts and types of non-accrual loans in the Bank’s loan portfolio, at December 31, 2012 and 2011 , respectively. Loans are placed on non-accrual status when they become more than 90 days delinquent, or when the collection of principal and/or interest become doubtful.  As of December 31, 2012 and 2011, non-accrual  loans differed from the amount of total  loans past due greater than 90 days due to  troubled debt restructuring of loans which are maintained on non-accrual status for a minimum of six months until the borrower has demonstrated its ability to satisfy the terms of the restructured loan.

	Years Ended December 31,
	2012	2011
	(Dollars in Thousands)
Non-accruing loans:
Residential	$2,163	$15,511
Construction	130	4,040
Commerical business	3,159	4,265
Commercial and multi-family(1)	13,043	22,280
Home equity(2)	1,564	1,729
Consumer	—	—
Total	$20,059	$47,825

__________

(1) Includes business lines of credit.

(2) Includes home equity lines of credit.

-

Had non-accrual loans been performing in accordance with their original terms, the interest income recognized for the years ended December 31, 2012, 2011 and 2010 would have been approximately $1.06 million, $2.85 million and $1.95 million, respectively. Interest income recognized on such loans was approximately $649,000, $968,000 and $280,000 respectively. The Bank is not committed to lend additional funds to the borrowers whose loans have been placed on a nonaccrual status. At December 31, 2012, there were $2.84 million in loans which were more than ninety days past due and still accruing interest.

During 2012, the Bank sold approximately $25.9 million of non-performing loans for the purposes of eliminating future carrying costs associated with these non-interest earning assets and improving the overall quality of the loan portfolio. The sale of this sub-set of the non-performing loan portfolio for approximately $15.1 million in cash proceeds resulted in a pre-tax loss of approximately $10.8 million. The loans sold consisted of $14.6 million of commercial and multi-family real estate loans, $9.1 million in residential mortgage loans, $1.1 million of home equity loans, $781,000 of commercial business loans, and $313,000 of construction loans.

Note 6 - Loans Receivable and Allowance for Loan Losses (Continued)

The following table summarizes information in regards to impaired loans by loan portfolio class for the year ended December 31, 2012 and average recorded investment and actual interest income recognized for the twelve months ended December 31, 2012 (In Thousands):

	Recorded	Unpaid Principle	Related	Avearge Recorded	Interest Income
	Investment	Recognized	Allowance	Investment	Recognized
With no related allowance recorded:

Residential Mortgages	$6,147	$6,147	$-	$5,684	$215
Commercial and Multi-family	13,827	13,827	-	20,230	503
Construction	-	-	-	1,174	102
Commercial Business (1)	2,550	2,550	-	2,559	69
Home Equity (2)	1,959	1,959	-	1,927	43
Consumer	-	-	-	2	-
	$24,483	$24,483	$-	$31,576	$932
With an allowance recorded:

Residential Mortgages	$7,638	$7,638	$497	$8,817	$480
Commercial and Multi-family	13,203	13,203	1,061	12,886	588
Construction	130	130	96	180	6
Commercial Business (1)	1,378	1,378	353	2,330	31
Home Equity (2)	738	738	113	616	28
Consumer	-	-	-	48	-

Total:	$23,087	$23,087	$2,120	$24,877	$1,133

Residential Mortgages	$13,785	$13,785	$497	$14,501	$695
Commercial and Multi-family	27,030	27,030	1,061	33,116	1,091
Construction	130	130	96	1,354	108
Commercial Business (1)	3,928	3,928	353	4,889	100
Home Equity (2)	2,697	2,697	113	2,543	71
Consumer	-	-	-	50	-

Total:	$47,570	$47,570	$2,120	$56,453	$2,065

__________

(1) Includes business lines of credit.

(2) Includes home equity lines of credit.

Note 6 - Loans Receivable and Allowance for Loan Losses (Continued)

The following table summarizes information in regards to impaired loans by loan portfolio class for the year ended December 31, 2011 and average recorded investment and actual interest income recognized for the twelve months ended December 31, 2011 (In Thousands):

	Recorded	Unpaid Principle	Related	Avearge Recorded	Interest Income
	Investment	Recognized	Allowance	Investment	Recognized
With no related allowance recorded:

Residential Mortgages	$6,142	$6,142	$-	$3,370	$157
Commercial and Multi-family	23,417	23,417	-	22,910	793
Construction	1,513	1,513	-	2,415	19
Commercial Business (1)	2,366	2,366	-	1,653	94
Home Equity (2)	1,301	1,301	-	711	52
Consumer	-	-	-	-	-
	$34,739	$34,739	$-	$31,059	$1,115
With an allowance recorded:

Residential Mortgages	$7,864	$7,864	$550	$3,945	$303
Commercial and Multi-family	16,044	16,044	2,674	15,447	582
Construction	-	-	-	330	-
Commercial Business (1)	1,941	1,941	95	2,019	24
Home Equity (2)	549	549	72	411	19
Consumer	-	-	-	-	-

Total:	$26,398	$26,398	$3,391	$22,152	$928

Residential Mortgages	$14,006	$14,006	$550	$7,315	$460
Commercial and Multi-family	39,461	39,461	2,674	38,357	1,375
Construction	1,513	1,513	-	2,745	19
Commercial Business (1)	4,307	4,307	95	3,672	118
Home Equity (2)	1,850	1,850	72	1,122	71
Consumer	-	-	-	-	-

Total:	$61,137	$61,137	$3,391	$53,211	$2,043

__________

(1) Includes business lines of credit.

(2) Includes home equity lines of credit.

During the year ended December 31, 2010, the average balance of impaired loans was $29.5 million and interest income recognized on impaired loans was $2.11 million.

Note 6 - Loans Receivable and Allowance for Loan Losses (Continued)

A troubled debt restructuring (“TDR”) is a loan that has been modified whereby the Bank has agreed to make certain concessions to a borrower to meet the needs of both the borrower and the Bank to maximize the ultimate recovery of a loan. TDR occurs when a borrower is experiencing, or is expected to experience, financial difficulties and the loan is modified using a modification that would otherwise not be granted to the borrower. The types of concessions granted are generally included, but not limited to interest rate reductions, limitations on the accrued interest charged, term extensions, and deferment of principal.

The following table summarizes information in regards to troubled debt restructurings for the years ended December 31, 2012 and 2011, (In thousands):

		Pre-Modification Outstanding	Post-Modification Outstanding
Year Ended December 31, 2012	Number of Contracts	Recorded Investments	Recorded Investments

Residential	13	$4,440	$4,440
Commercial and multi-family	14	$8,384	$8,384
Commercial business	1	$531	$531
Home equity	6	$534	$534

		Pre-Modification Outstanding	Post-Modification Outstanding
Year Ended December 31, 2011	Number of Contracts	Recorded Investments	Recorded Investments

Residential	20	$5,985	$5,985
Commercial and multi-family	12	$5,368	$5,368
Home equity	2	$470	$470

The loans included above are considered TDRs as a result of the Bank implementing one or more of the following concessions: granting a material extension of time, issuing a forbearance agreement, adjusting the interest rate to a below market rate, accepting interest only for a period of time or a change in amortization period. As of December 31, 2012 and 2011, TDRs totaled $13.9 million and $11.8 million, respectively. All TDRs were considered impaired and therefore were individually evaluated for impairment in the calculation of the allowance for loan losses. Prior to their classification as TDRs, certain of these loans had been collectively evaluated for impairment in the calculation of the allowance for loan losses.

Note 6 - Loans Receivable and Allowance for Loan Losses (Continued)

The following table summarizes information in regards to troubled debt restructurings for which there was a payment default, within twelve months of restructuring, (In thousands):

Year Ended December 31, 2012	Number of Contracts	Recorded Investment

Residential	3	$395
Commercial and multi-family	2	$1,109

Year Ended December 31, 2011	Number of Contracts	Recorded Investment

Residential	2	$506
Commercial and multi-family	2	$1,429

Note 6 - Loans Receivable and Allowance for Loan Losses (Continued)

The following table sets forth the delinquency status of total loans receivable at December 31, 2012.

F

	As of December 31, 2012
							Loans Receivable
	30-59 Days	60-90 Days	Greater Than	Total Past		Total Loans	>90 Days
	Past Due	Past Due	90 Days	Due	Current	Receivable	and Accruing
	(In Thousands)

Residential	$7,566	$1,941	$2,348	$11,855	$191,071	$202,926	$1,223
Commercial and multi-family	23,816	5,245	9,275	38,336	549,932	588,268	1,386
Construction	2,537	1,174	130	3,841	19,469	23,310	—
Commercial business(1)	1,495	152	1,514	3,161	56,507	59,668	—
Home equity(2)	1,380	717	1,516	3,613	56,780	60,393	227
Consumer	—	—	—	—	1,634	1,634	—
Total	$36,794	$9,229	$14,783	$60,806	$875,393	$936,199	$2,836

__________

(1) Includes business lines of credit.

(2) Includes home equity lines of credit.

The following table sets forth the delinquency status of total loans receivable at December 31, 2011.

	As of December 31, 2011
							Loans Receivable
	30-59 Days	60-90 Days	Greater Than	Total Past		Total Loans	>90 Days
	Past Due	Past Due	90 Days	Due	Current	Receivable	and Accruing
	(In Thousands)

Residential	$6,166	$2,495	$11,847	$20,508	$197,577	$218,085	$—
Commercial and multi-family	16,997	6,340	21,080	44,417	428,007	472,424	—
Construction	3,688	130	3,660	7,478	9,522	17,000	—
Commercial business(1)	536	—	1,785	2,321	72,252	74,573	—
Home equity(2)	2,474	1,018	1,181	4,673	64,402	69,075	—
Consumer	33	10	—	43	1,265	1,308	—
Total	$29,894	$9,993	$39,553	$79,440	$773,025	$852,465	$—

__________

(1) Includes business lines of credit.

(2) Includes home equity lines of credit.

Note 6 - Loans Receivable and Allowance for Loan Losses (Continued)

The following table presents the loan portfolio types summarized by the aggregate pass rating and the classified ratings of special mention, substandard, doubtful, and loss within the Company’s internal risk rating system as of December 31, 2012:

	Pass	Special Mention	Substandard	Doubtful	Loss	Total

Residential	$190,054	$6,300	$5,653	$919	$-	$202,926
Commercial and multi-family	556,814	15,036	13,206	3,212	-	588,268
Construction	22,739	-	441	130	-	23,310
Commercial business(1)	54,100	2,696	1,452	1,420	-	59,668
Home equity(2)	57,857	1,091	1,445	-	-	60,393
Consumer	1,598	-	36	-	-	1,634
Total	$883,162	$25,123	$22,233	$5,681	$-	$936,199

The following table presents the loan portfolio types summarized by the aggregate pass rating and the classified ratings of special mention, substandard, doubtful, and loss within the Company’s internal risk rating system as of December 31, 2011:

	Pass	Special Mention	Substandard	Doubtful	Loss	Total

Residential	$203,317	$5,316	$7,632	$1,437	$383	$218,085
Commercial and multi-family	426,983	19,620	23,618	2,203	-	472,424
Construction	13,697	-	2,619	684	-	17,000
Commercial business(1)	67,593	2,827	1,245	2,784	124	74,573
Home equity(2)	67,126	468	1,412	-	69	69,075
Consumer	1,308	-	-	-	-	1,308
Total	$780,024	$28,231	$36,526	$7,108	$576	$852,465